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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                    Report pursuant to section 13 or 15(D) of
                       The Securities Exchange Act of 1934

Date of First Event: November 1, 2000                Commission File No. 0-15102
                                                                         -------



                                   TOKN, INC.
                    (Exact Name As Specified In Its Charter)
                       formerly: Enviro-Green Tech., Inc.
                             Cusip Number: 29403K107


New York                                                              11-1706583
--------------------------------------------------------------------------------
(Jurisdiction Of Incorporation)                               (IRS Employer No.)

                    7200-A Claremont Ave., Chicago, IL 60645

                    (Address Of Principal Executive Offices)

                  Registrant's Area Code And Telephone Number:
                                  773-761-5454

Indicate By Check Mark Whether The Registrant:
(1) Has Filed All Reports Required To Be Filed By Section 13 or Section 15(d) Of The Securities Exchange Act of 1934 During The Preceding 12 Months (Or For Such Period That The Registrant Was Required To File Such Reports), and
(2) Has Been Subject To Such Filing Requirements For The Past 90 Days.

                                 Yes     No X
                                    ----   ----

As Of Nov. 20, 2000 Registrant has 14,709,424 Shs. Of Common Stock Issued and Outstanding,


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


          1. CHANGES IN CONTROL OF REGISTRANT:

          On 2-24-96 Mr. Winnick was removed from being a director and officer for conduct involving fraud and violation of his fiduciary duties.(see 8-K of 2-21-97)

          Mr. Robert Dohman was installed as permant chairman and president on 5-21-96.

          Mr. Dohman resigned in favor of Mr. Charles Hoffman on 10-15-2000 who was installed as chairman and president Mr. Hoffman is present chairman and president and E A Hoffman is sect. This occurd since Mr. Hoffman acquired majority of issued shares of Tokn Inc.

          2.

          Tokn Inc. to change its state of domicle from New York to Nevada.

          3.

          Move its main office from Florida to; 7200-A Claremont Ave. Chicago, IL 60645.

          4.

          Change its transfer agent from; AmericanStock Transfer Co 6201 15 Ave,, Brooklyn, N.Y. to; American Transfer and register Co of 342 E, 900 S., Salt Lake City, Utah. 84111.

          5.

          Amend its business plan to; the exchange of securities for equities in realestate and other companies & businesses.

          6.

          The new registered agent for the company is; Sam Anter 2217 Paradise Rd. Las Vegas, Nevada, 89104.

          EXHIBITS:

  A.      Copy of Special meeting of directors of November 1, 2000.
  B.      Copy of Certificate of amendments to articles of incorporation.

          Pursuant to the requirements of Section 13 or 15(d) of the securities act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Dated; November 20, 2000
                                                          TOKN INC.

                                                     /s/ Charles Hoffman
                                               ------------------------------
                                             Charles Hoffman; Chairman/President

                                                     /s/ Cindy L. Winter
                                                   -----------------------
                                                Cindy Winter; Director/Sect.

                          Special Meeting of Directors,
                          Shareholders and Officers of

                                    Tokn Inc.

This meeting was held on November 1, 2000 at the office of the company at 7200-A Claremont Ave., Chicago, IL 60645 at the hour 11 AM pursuant to the waiver of notice of the directors and shareholders.

The purpose of this meeting wa toset forth the future of the company by its new directors and officers, Present were;

         Charles Hoffman; Chairman of the board and President
         E. A Hoffman; Director and Sect. of the corporation.
         Cindy Winter; Director and Asst. Sect.
         Nu-Horizons Marketing corp; 2/3 shareholder: (C. Hoffman)

The past business of the company was waived by all parties.

The following business was discussed, voted upon and passed;

        1. The new directors & officers installed and accepted their positions; Charles Hoffman; Chairman & President.
            E A Hoffman; Director & Sect/Treas.
            Cindy Winter; Director & Assit Sect.
            Compensation shall be at the rate of $1.00 per year.

        2. To move the main offices of the company to 7200-A Claremont Ave. Chicago, IL. 60645.

        3. Authorize a power of attorney to Mr. Charles Hoffman which authorizes him to act on behalf of the company in all transactions and bind the company accordingly.

        4. Authorize a change of transfer agents for the company toAmerican Reg. & Transfer co. of Salt Lake City, Utah. (342 E. 900 S.
            Salt Lake City, Utah 84111)

        5.  Retain services of New York reg. Agent of United Corp. Services.

        6. Authorize the issuance of 1 million shares of company stock of the company out of treasury to Charles Hoffman for expenses involved in cleaning up the company. Value = .01(cent)per share;(Value=$10,000.)

        7. Authorize Mr. Hoffman to seek out new marketmakers for the company to effect renewed trading in the "Pink sheets."

        8.  Authorize the use of J. Pierce as the accountant for the company.

        9.  Amend the business plan of the company to:

            The exchange of stocks and bonds of the company and its parent "Nu-Horizons Marketing Corp" for equities in realestate and other companies, businesses, and assets of real value, finance paper, etc. & mergers.

        10. Annual meetings are to be held on the 2nd. Tuesday of April each year.

        11. Authorize the directors to submit form 211 to NASD for authorization to trade company stock on the Pink sheets.

        12. Authorize the transfer of the corporation from the state of New York to Nevada. As its domicile state.

        13. Authorize the new registered agent to be; Mr. Sam Anter, 2217 Paradise Rd., Las Vegas, Nevada, 89104.

        14. Authorize the cancellation of the prior registered agent; United Corporate Services Inc. of White Plains, New York.

        15. Authorize the cancellation of the prior transfer agent; American Stock Transfer & Trust Co. of Brooklyn, New York.


The above items of business were discussed and voted upon and passes by a majority vote and the following resolution was adopted;

        RESOLVED: That the above captioned ites of business were voted ond passed by majority vote and it is resolved that these 15 are approved to act upon.

Dated: November 1, 2000

/s/ Charles Hoffman                                   /s/ E A Hoffman
-------------------                                   -----------------
Chairman of the Board                                 Sect. Treas. Director
Charles Hoffman                                       E A Hoffman

/s/ Cindy L. Winter                                   /s/ C. Hoffman
-------------------                                   --------------
Director: Cindy Winter                                Attorney in Fact.
                                                      C. Hoffman

                            Certificate of Amendment
                       Of the Certificate of Incorporation
                                  Of Tokn, inc.

                Under section 805 of the Business Corporation Law


        1.  The name of the corporation is TOKN, INC.

        2. Certificate of incorporation filed in State of New York: June 12th., 1984 as Envoro-Tech Inc. now known as TOKN INC.

        3. The certificate of incorporation is amended to change the domicle of the corporation from New York state to Nevada state; as follows;

            The domicle of the corporation is; NEVADA.

        4.  The home office of the company hereafter is;
            7200-A Claremont Ave. Chicago, IL 60645.

        5. The Registered agent for service is: Sam Anter, 2217 Paradise Rd. Las Vegas, Nevada 89104

        6. This amendment of certificate of incorporation was authorized by a vote of the board of Directors followed by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders held on November 1, 2000.

        7. In witness whereof: this certificate has been subscribed this 1st. day of November, 2000, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.


/s/ Charles Hoffman                                       /s/ E A Hoffman
-------------------                                       -----------------
Charles Hoffman                                           E A Hoffman
President                                                 Secretary

Chairman of the Board

                   A special meeting of the Board of Directors
                                       Of
                                   Tokn, Inc.

         A special meeting of the Board of Directors of TOKN, Inc. was held on Tuesday, May 21st at 4:00 p.m. at the corporate office located at 1175 N.E. 125th Street, North Miami, Florida 33245. (1996)

         The meeting was called to order by John Mitchell, Chairman and CEO. The purpose of the meeting was to appoint a new President, Secretary and Treasurer and discuss and resolve the emergency matter pertaining to the inappropriate actions of Marvin Winnick, a previous employee and present Secretary and Treasurer of the Board of Directors for TORN, Inc.

         The Chairman recommended Robert Dohmen as President and David Hall as Secretary and Treasurer of the corporation. A motion was made, seconded and unanimously carried.

         The background surrounding the inappropriate actions of Marvin Winnick was discussed and it was related that on February 14, 1996, he submitted documents to the Secretary of State of New York stating that he was the
President and sole shareholder of the corporation. The document was a Certificate of Amendment of the Certificate of Incorporation of TOKN, Inc. to change the name of the corporation. Mr. Winnick did not receive authorization from the shareholders to change the name of the corporation, nor was he the sole shareholder of the corporation at that time as it is a public corporation. Upon the Board being notified of his deceitful maneuvers, action was taken to change the name back to TOKN, Inc. and took approximately 45 days to reverse his actions.

         It was further discussed that on December 7, 1995, Marvin Winnick caused to be issued 545,000 shares of TOKN, Inc. stock to be issued to various individuals and corporations, including himself and this action was taken without the authorization of the Board of Directors or shareholders and without consideration. The issuance of the previously mentioned stock amounted to approximately 2/3 of the corporation.

         A motion was made by the Chairman to remove Marvin Winnick as Director, Secretary and Treasurer of the corporation based on the fact that he committed fraud and violated his fiduciary duties of the corporation. The motion was seconded and unanimously carried.

         There being no further business to discuss, the meeting was adjourned at 5:00 p.m.

                                             /s/ David Hall, Secretary/Treasurer
--------------------------                   -----------------------------------
John Mitchell, Chairman & CEO                David Hall, Secretary and Treasurer

                                             /s/ Robert H. Dohmen, President
                                             -----------------------------------
                                             Robert H. Dohmen, President

                                   TOKN, INC.
                                    Form 8-K


         On December 7, 1995, Marvin Winnick caused 545,000 shares of TOKN, Inc. stock to be issued to various individuals and corporations, including himself. This action was taken without the authorization of the Board of Directors or shareholders and without consideration. The issuance of the previously mentioned stock amounted toapproximately 2/3 of the corporation.

         On February 14, 1996, Marvin Winnick, past employee and present Secretary and Treasurer of the corporation submitted documents to the Secretary of State of New York stating that he was the President and sole shareholder of the corporation. The document was a Certificate of Amendment of the Certificate of Incorporation of TOKN, Inc. to change the name of the corporation to Windigo Pete Explorations Ltd. Mr. Winnick did not receive authorization from the Board of Directors to change the name of the corporation, nor was he the sole shareholder of the corporation at that time. Upon the Board being notified of his deceitful maneuvers, action was taken to change the name back to TOKN, Inc. and it took approximately 45 days to reverse his actions.

         On May 21st, 1996, Robert Dohman was appointed President and David Hall was appointed Secretary and Treasurer of the corporation.

         On May 21st, 1996, the Board of Directors voted to remove Marvin Winnick as Director, Secretary and Treasurer of the corporation based on the fact that he committed fraud and violated his fiduciary duties to the corporation.